Exhibit 99.3

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	September	2016
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	10/20/2016
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Paula Toy	Vice-President/Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Paula Toy	10/20/2016
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	JULY	AUGUST	SEPTEMBER
ASSETS
1.	UNRESTRICTED CASH	$1,744,873	$1,433,706	$119,470	$558,539
2.	RESTRICTED CASH
3.	TOTAL CASH	$1,744,873	$1,433,706	$119,470	$558,539
4.	ACCOUNTS RECEIVABLE (NET)	$2,741,107				[2]
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES
8.	OTHER (ATTACH LIST)		$0	$0	$0
9.	TOTAL CURRENT ASSETS	$4,485,981	$1,433,706	$119,470	$558,539
10.	PROPERTY, PLANT & EQUIPMENT
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS	$4,157,912				[1]
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$8,643,892	$1,433,706	$119,470	$558,539
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$2,093	$0	$0
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES		$381,280	$288,957	$317,654
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)		$6,113	$6,113	$872
23.	TOTAL POSTPETITION LIABILITIES		$389,485	$295,070	$318,526
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	unknown
26.	UNSECURED DEBT	$9,001	$1,062	$1,062	$1,062
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$9,001	$1,062	$1,062	$1,062
29.	TOTAL LIABILITIES	$9,001	$390,547	$296,131	$319,587
EQUITY
30.	PREPETITION OWNERS' EQUITY		$5,901,723	$5,901,723	$5,901,723
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$2,293,409	$2,311,536	$2,662,019
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(7,151,972)	$(8,389,921)	$(8,324,791)[1]
33.	TOTAL EQUITY		$1,043,160	$(176,662)	$238,952
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$1,433,706	$119,470	$558,539

[1]	This is Intercompany Due From Life Partners, Inc. reported on Schedule B Item 16 and shown above under Item 13. Due From Insiders.
[2]	The Debtor LPIFS records receipts on a cash basis and accordingly, does not carry receivable balances. The Schedules note a receivable balance as if receipts were recorded on an accrual basis as of the petition date.

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-1

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	JULY	AUGUST	SEPTEMBER
POSTPETITION LIABILITIES
22.	US TRUSTEE FEES		$6,113	$6,113	$872
22.	TOTAL OTHER POSTPETITION LIABILITIES		$6,113	$6,113	$872

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		JUNE	JULY	AUGUST	SEPTEMBER
REVENUES
1.	GROSS REVENUES	$105,988	$42,877	$88,133	$444,481
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$105,988	$42,877	$88,133	$444,481
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$105,988	$42,877	$88,133	$444,481
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$325	$375	$331	$170
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$325	$375	$331	$170
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$105,663	$42,502	$87,802	$444,311
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)
17.	NON-OPERATING EXPENSE (ATTACH LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$63,439	$68,567	$69,121	$93,122
24.	U.S. TRUSTEE FEES	$325	$650	$0	$0
25.	OTHER (ATTACH LIST)	$443	$479	$554	$706
26.	TOTAL REORGANIZATION EXPENSES	$64,207	$69,696	$69,675	$93,827
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$41,457	$(27,193)	$18,127	$350,483

Monthly Operating Report
SUPPLEMENT TO
ACCRUAL BASIS-2

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		JUNE	JULY	AUGUST	SEPTEMBER
OTHER REORGANIZATION EXPENSES
25.	Relativity Hosting	$210	$270	$285	$285
25.	Transciption Services				$99
25.	Trustee Expense Reimbursement	$233	$208	$268	$321
25	TOTAL OTHER REORGANIZATION EXPENSES	$443	$479	$554	$706

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		JULY	AUGUST	SEPTEMBER	QUARTER ENDED SEPTEMBER 30, 2016
1.	CASH - BEGINNING OF MONTH	$1,391,470	$1,433,706	$119,470
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$42,877	$88,133	$444,481	$575,490
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION				$0
5.	TOTAL OPERATING RECEIPTS	$42,877	$88,133	$444,481	$575,490
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)	$57,971	$56,055	$35,835	$149,861
9.	TOTAL NON-OPERATING RECEIPTS	$57,971	$56,055	$35,835	$149,861
10.	TOTAL RECEIPTS	$100,849	$144,187	$480,316	$725,352
11.	TOTAL CASH AVAILABLE	$1,492,319	$1,577,894	$599,786
OPERATING DISBURSEMENTS
12.	NET PAYROLL				$0
13.	PAYROLL TAXES PAID				$0
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES				$0
16.	UTILITIES				$0
17.	INSURANCE				$0
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE				$0
23.	SUPPLIES				$0
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)	$58,287	$1,458,424	$36,005	$1,552,716
26.	TOTAL OPERATING DISBURSEMENTS	$58,287	$1,458,424	$36,005	$1,552,716
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES	$325		$5,241	$5,566
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$325	$0	$5,241	$5,566
31.	TOTAL DISBURSEMENTS	$58,612	$1,458,424	$41,247	$1,558,283	[1]
32.	NET CASH FLOW	$42,237	$(1,314,237)	$439,069	$(832,931)
33.	CASH - END OF MONTH	$1,433,706	$119,470	$558,539

[1]	Total Disbursements includes the following amounts that are NOT disbursements.

Position holder receipts being forwarded to escrow accounts:

July 2016	$57,912.12
August 2016	$58,147.12
September 2016	$35,835.30

Cash transferred to LPI checking account:

August 2016	$1,400,000.00

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-3

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		JULY	AUGUST	SEPTEMBER	QUARTER ENDED SEPTEMBER 30, 2016
NON-OPERATING RECEIPTS (OTHER)
8.	FLOW THRU PREMIUMS	$57,971	$56,055	$35,835	$149,861
8.	PREMIUMS RETURNED				$0
8.	RECEIPTS TO BE FORWARDED TO LPI				$0
8.	TOTAL NON-OPERATING RECEIPTS	$57,971	$56,055	$35,835	$149,861
OPERATING DISBURSEMENTS
25.	BANK FEES	$375	$277	$170	$822
25.	OVERPAYMENTS REFUNDED				$0
25.	FLOW THRU PREMIUMS	$57,912	$56,055	$35,835	$149,802
25.	RETURN FUNDS TO MATURITIES ACCOUNTS		$2,093		$2,093	[1]
25.	PREMIUMS RETURNED				$0
25.	TRANSFER TO LPI BANK ACCOUNT		$1,400,000		$1,400,000
25.	TOTAL OPERATING DISBURSEMENTS (OTHER)	$58,287	$1,458,424	$36,005	$1,552,716

[1]	This was previously reported as disbursement of Flow Thru Premiums and has been reclassified to funds returned to maturities accounts.

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	JULY	AUGUST	SEPTEMBER
1.	0-30
2.	31-60	$803,662
3.	61-90
4.	91+	$1,937,445
5.	TOTAL ACCOUNTS RECEIVABLE	$2,741,107	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$2,741,107	$0	$0	$0	[1]

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	September 2016

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL					$0
2.	STATE					$0
3.	LOCAL					$0
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$0				$0

STATUS OF POSTPETITION TAXES	MONTH:	September 2016

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING				$0
2.	FICA-EMPLOYEE				$0
3.	FICA-EMPLOYER				$0
4.	UNEMPLOYMENT				$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT				$0
12.	REAL PROPERTY				$0
13.	PERSONAL PROPERTY				$0
14.	OTHER (ATTACH LIST)				$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

[1]	The Debtor LPIFS records receipts on a cash basis and accordingly does not carry receivable balances. The Schedules note a receivable balance as if receipts were recorded on an accrual basis as of the petition date.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	September 2016

BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		Bank of Texas
B. ACCOUNT NUMBER:		4069			TOTAL
C. PURPOSE (TYPE):		Checking
1.	BALANCE PER BANK STATEMENT	$560,087			$560,087
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$1,548			$1,548
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$558,539	$0	$0	$558,539
6.	NUMBER OF LAST CHECK WRITTEN	1120

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$558,539

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	September 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Advance Trust & Life Escrow Services	Premium Remittance	$5,198	$220,651
2.	Purchase Escrow Services, LLC	Premium Remittance	$0	$3,803
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$5,198	$224,455

PROFESSIONALS							[1]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group	08/19/16	$1,688,819	$71,768	$1,410,590	$543,933
2.	Bridgepoint Consulting	08/19/16	$1,739,122	$25,155	$1,381,844	$689,157
3.	Epiq Bankruptcy Solutions	05/22/15	$5,724,060	$763,190	$4,495,978	$1,253,082
4.	Forshey & Prostok, LLP	04/28/15	$154,409		$154,409	$0
5.	Kevin Buchanan & Associates	07/01/15	$140,235		$140,235	$0
6.	Kim Hinkle, Attorney at Law	08/19/16	$396,864	$14,617	$343,865	$109,337
7.	MMS Advisors	03/25/16	$246,992		$246,992	$0
8.	Munsch, Hardt, Kopf & Harr, P.C.	08/25/16	$3,309,914	$111,493	$2,757,043	$1,393,362
9.	Phillips Murrah	08/01/16	$434,702	$5,491	$308,096	$242,325
10.	Pronske Goolsby & Kathman, P.C.	05/05/15	$128,618		$128,618	$0
11.	Thompson & Knight, LLP	08/19/16	$17,361,884	$580,973	$14,278,132	$8,083,951
12.	Tom Moran, US Trustee	12/18/15	$11,850		$11,850	$1,224,282	[2]
13.	Smith, Jackson, Boyer & Bovard, PLLC	08/19/16	$67,314	$66	$65,640	$14,766
14.	Predictive Resources	08/19/16	$536,170	$57,018	$448,448	$227,794
15.	D3G Capital Management LLC/Lewis & Ellis Inc	05/24/16	$216,725		$214,925	$23,000
16.	Barbara Pope	12/15/15	$42,477		$42,477	$0	[3]
17.	Sutherland Asbill & Brennan LLP	08/19/16	$34,889		$17,477	$33,434
18.	Roetzel & Andress LPA	08/30/16				$8,692
19.	TOTAL PAYMENTS TO PROFESSIONALS			$1,629,772	$26,446,619	$13,847,115	[1]

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

[1]	Professional fee and expense allocations are estimated by each firm across the 3 debtors, and are booked accordingly in the books and records. Payments are made based on cash availability and intercompany accounting. The total of all aggregate unallocated fees and expenses for the 3 debtors are reflected in the schedule above.
[2]	Total Paid To Date excludes out-of-pocket expense reimbursements on behalf of subsidiary debtors.
[3]	Amounts shown do not include employee/contractor payments.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	September 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT  PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY